Revenue	12 Months Ended
Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Revenue
(4)	Revenue

Revenues are as follows:

	Year Ended December 31,
	2020	2021	2022

	(in thousands)
Travel	$73,660	$134,373	$198,925
Subscription	91,548	100,024	145,651
Other	382	350	954
Total	$165,590	$234,747	$345,530

The Company recognized assets and liabilities related to contracts with customers as follows:

	December 31,
	2021	2022

	(in thousands)
Assets:
Accounts receivable, net	$2,389	$3,140
Liabilities:
Deferred revenue, current and noncurrent	$191,263	$186,054

As of December 31, 2022, deferred revenue is expected to be recognized as follows:

Years Ending December 31,	Amount
(in thousands)
2023	$167,733
2024	10,303
2025	4,424
2026	2,151
2027	792
Thereafter	650
Total	$186,054

As of December 31, 2021, the balance of deferred revenue was $191 million. Significant movements in the deferred revenue balance during the period consisted of increases due to payments received prior to transfer of control of the underlying performance obligations to the customer, which were offset by decreases due to revenue recognized in the period. There were additional changes in the deferred revenue balance related to vacation cancellations and rescheduling that took place during 2021 which were ultimately completed during the year ended December 31, 2022. During the year ended December 31, 2022, approximately $168 million of revenue was recognized that was included in the balance of deferred revenue as of December 31, 2021.